UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAVA Therapeutics N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2025

LAVA Therapeutics N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40241	82-2745484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584
(Address of principal executive offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, nominal value €0.12 per share	LVTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 2, LAVA Therapeutics N.V. (the “Company”) and XOMA Royalty Corporation (“Buyer”) issued a joint press release announcing the extension of the expiration of the tender offer to purchase all issued and outstanding common shares, nominal value €0.12 per share, of the Company (the “Shares”), for (i) a cash amount to be determined in accordance with the Purchase Agreement, plus (ii) a non-transferable contingent value right (“CVR”) for each Share representing the right to receive 75% of the net proceeds related to the Company’s two partnered assets and 75% of any net proceeds from any out license or sale of the Company’s unpartnered programs (the “Offer”). The Offer was previously scheduled to expire one minute after 11:59 p.m., New York City time, on October 3, 2025, in accordance with that certain share purchase agreement, dated as of August 3, 2025 (the “Purchase Agreement”). The expiration date of the Offer is extended to expire one minute after 11:59 p.m., New York City time, on October 17, 2025, unless it is extended further or earlier terminated in accordance with the Purchase Agreement.

Additional Information and Where to Find It

In connection with the proposed transactions between the Company and Buyer, Buyer filed a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”) and the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Company also filed a proxy statement in connection with the originally scheduled extraordinary general meeting (“EGM”) at which the Company shareholders were requested to vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions. The Company plans to file a revised proxy statement with the SEC and send a revised proxy statement and proxy card to each shareholder entitled to vote at the reconvened extraordinary general meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT REGARDNG THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by LAVA under the “SEC Filings” subsection of the “Financials & Filings” section of the Company’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of Buyer’s website at https://www.investors.xoma.com.

Participants in the Solicitation

The Company, its directors and executive officers and other members of its management and employees, as well as Buyer and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the EGM Proposals. Information about the Company’s directors and executive officers and their ownership of Shares is set forth in the proxy statement for the Company’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025. Information about Buyer’s directors and executive officers is set forth in the proxy statement for Buyer’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of the Company’s directors and executive officers in the transactions, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transactions which will be filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including, but not limited to, statements regarding the Company’s beliefs and expectations and statements about the proposed transactions, including the expected timing of the completion of the Offer and the consideration to be paid to the Company’s shareholders who tender their shares in the Offer. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Purchase Agreement may not be satisfied or waived, including uncertainties as to the percentage of the Company’s shareholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that the closing conditions might not be met; the risk that the transactions may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its ordinary shares; the delay or failure of the Offer Conditions to be satisfied (or waived), including insufficient common shares of the Company being tendered in the Offer; significant costs associated with the Transactions; the risk that any shareholder or other litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR agreement may not result in any value to the Company’s shareholders; the possibility that prior to the completion of the transactions, the Company’s or Buyer’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; as well as potential adverse effects on the Company’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East; and other risks and uncertainties discussed in the Company’s most recent annual and quarterly reports filed with the SEC as well as in the Company’s subsequent filings with the SEC. As a result of such risks and uncertainties, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the transactions will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated October 2, 2025.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics N.V.

Date: October 2, 2025	By:	/s/ Fred Powell
Fred Powell
Chief Financial Officer

Exhibit 99.1

XOMA Royalty Extends Tender Offer to Acquire LAVA Therapeutics N.V.

EMERYVILLE, Calif., UTRECHT, The Netherlands, and PHILADELPHIA, Penn, – October 2, 2025, (GLOBE NEWSWIRE) – XOMA Royalty Corporation (“XOMA Royalty”) (NASDAQ: XOMA) and LAVA Therapeutics N.V. (“LAVA”) (Nasdaq: LVTX) today announced the extension of the expiration of the tender offer to purchase all outstanding shares of common shares of LAVA, for (i) a cash amount to be determined in accordance with the Purchase Agreement, plus (ii) a non-transferable contingent value right (“CVR”) per share representing the right to receive 75% of the net proceeds related to LAVA’s two partnered assets and 75% of any net proceeds from any out license or sale of LAVA’s unpartnered programs (the “Offer”).

The Offer, which was previously scheduled to expire one minute after 11:59 p.m. Eastern Time on October 3, 2025, has been extended until one minute after 11:59 p.m. Eastern time on October 17, 2025, unless the Offer is further extended or earlier terminated. The proposed acquisition is expected to close in the fourth quarter of 2025, subject to customary closing conditions.

LAVA shareholders who previously have tendered their shares do not need to re-tender their shares or take any other action in response to the extension of the Offer. LAVA shareholders have signed support agreements to tender their shares in the Offer prior to the expiration date and support the Offer.

The closing of the Offer is subject to certain conditions, including the tender of LAVA common shares representing at least 80% (or, in certain cases, 75%) of LAVA’s issued and outstanding shares, the condition that certain resolutions are adopted by LAVA’s shareholders meeting, a minimum cash balance at closing, and other customary closing conditions. Following a subsequent offering period, LAVA will undergo a corporate reorganization designed to result in XOMA Royalty acquiring 100% of the shares in LAVA’s successor and all then-remaining LAVA shareholders (other than XOMA Royalty) receiving the same cash and non-transferable contingent value right consideration per share as is provided in the tender offer, subject to applicable withholding taxes. LAVA will hold a shareholder’s meeting in connection with the transactions prior to early November 2025.

About XOMA Royalty Corporation

XOMA Royalty is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. XOMA Royalty acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When XOMA Royalty acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. XOMA Royalty has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate). For more information about XOMA Royalty and its portfolio, please visit www.xoma.com or follow XOMA Royalty Corporation on LinkedIn.

About LAVA Therapeutics

LAVA Therapeutics N.V. is a biopharmaceutical company that has developed several clinical-stage bispecific gamma delta T cell engagers using its proprietary Gammabody® platform, including JNJ-89853413, targeting CD33 and hematologic cancers (NCT06618001), partnered with Johnson & Johnson, and PF-08046052, targeting EGFR and solid tumors (NCT05983133), partnered with Pfizer, Inc. For more information on LAVA, please visit www.lavatherapeutics.com.

Gammabody® is a registered trademark of LAVA Therapeutics N.V.

XOMA Royalty Forward-Looking Statements/Explanatory Notes

Certain statements contained in this press release are forward-looking statements, including statements regarding the expected timing and ability to satisfy the conditions required to close the tender offer, the transactions related to the Purchase Agreement, the ability of XOMA Royalty to monetize LAVA’s programs for the benefit of XOMA Royalty and LAVA shareholders, and the ability to achieve any dispositions within the disposition period under the CVR. In some cases, you can identify such forward-looking statements by terminology such as “anticipate,” “approximately,” “look to,” “plan,” “expect,” “may,” “will,” “could” or “should,” the negative of these terms or similar expressions. These forward-looking statements are not a guarantee of XOMA Royalty’s performance, and you should not place undue reliance on such statements. These statements are based on assumptions that may not prove accurate, and actual results could differ materially from those anticipated due to certain risks including the risk that XOMA Royalty does not achieve the anticipated benefits from LAVA’s two partnered assets or the potential out license or sale of LAVA’s unpartnered programs, the risk that XOMA Royalty is unable to enter into dispositions related to the LAVA programs, and risks that the conditions to the closing the transaction in the Purchase Agreement are not satisfied. Other potential risks to XOMA Royalty meeting these expectations are described in more detail in XOMA Royalty's most recent filing on Form 10-Q and in other filings with the Securities and Exchange Commission. Any forward-looking statement in this press release represents XOMA Royalty's beliefs and assumptions only as of the date of this press release and should not be relied upon as representing its views as of any subsequent date. XOMA Royalty disclaims any obligation to update any forward-looking statement, except as required by applicable law.

EXPLANATORY NOTE: Any references to “portfolio” in this press release refer strictly to milestone and/or royalty rights associated with a basket of drug products in development. Any references to “assets” in this press release refer strictly to milestone and/or royalty rights associated with individual drug products in development.

LAVA’s Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “could”, “will”, “may”, “expect”, “should”, “plan”, “intend”, “estimate”, “potential”, “suggests”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on LAVA’s expectations and assumptions as of the date of this press release and are subject to various risks and uncertainties that may cause actual results to differ materially from these forward-looking statements. As a result, a number of important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including: the risk that the Transactions may not be completed in a timely manner, or at all, which may adversely affect LAVA’s business and the price of its ordinary shares; the delay or failure of the Offer Conditions to be satisfied (or waived), including insufficient ordinary shares of LAVA being tendered in the Offer; the possibility that competing offers will be made; significant costs associated with the Transactions; the risk that any shareholder or other litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR Agreement may not result in any value to LAVA’s shareholders; the possibility that prior to the completion of the Transactions, LAVA’s or XOMA Royalty’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of LAVA’s business and the fact that the announcement and pendency of the Transactions may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; as well as potential adverse effects on LAVA’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East. These and other risks are described in greater detail under the caption “Risk Factors” in LAVA’s most recent Annual Report on Form 10-K and other filings LAVA makes with the U.S. Securities and Exchange Commission (the “SEC”). LAVA assumes no obligation to update any forward-looking statements contained herein whether as a result of any new information, future events, change in expectations or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

The description contained in this press release is for informational purposes only and is not a recommendation, an offer to buy or the solicitation of an offer to sell any shares of LAVA’s ordinary shares. The tender offer for LAVA’s outstanding ordinary shares described in this report has been extended until one minute after 11:59 p.m. Eastern time on October 17, 2025, unless the Offer is further extended or earlier terminated. XOMA Royalty will file an amendment to its Tender Offer Statement on Schedule TO with the SEC. LAVA filed an updated Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. LAVA also filed a proxy statement in connection with the originally scheduled EGM at which LAVA’s shareholders were requested to vote on certain proposed resolutions (the “EGM Proposals”) in connection with the Transactions. LAVA plans to send a revised proxy statement and proxy card to each shareholder entitled to vote at the reconvened extraordinary general meeting.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING.

Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which is named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by LAVA under the “SEC Filings” subsection of the “Financials & Filings” section of LAVA’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of XOMA Royalty’s website at https://www.investors.xoma.com.

Participants in the Solicitation

LAVA, its directors and executive officers, and other members of its management and employees, as well as XOMA Royalty and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from LAVA’s shareholders in connection with the EGM Proposals. Information about LAVA’s directors and executive officers and their ownership of Shares is set forth in the proxy statement for LAVA’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025. Information about XOMA Royalty’s directors and executive officers is set forth in the proxy statement for XOMA Royalty’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of LAVA’s directors and executive officers in the Transactions, which may be different than those of LAVA’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Transactions which will be filed with the SEC.

XOMA Royalty Investor Contact	XOMA Royalty Media Contact
Juliane Snowden	Kathy Vincent
XOMA Royalty Corporation	KV Consulting& Management
+1 646-438-9754	+1 310-403-8951
juliane.snowden@xoma.com	kathy@kathyvincent.com

LAVA Therapeutics Investor Contact
Fred Powell
LAVA Therapeutics
+1 800-311-6892
ir@lavatherapeutics.com